Exhibit 10.1

WAIVER, dated as of February 20, 2014 (this “Waiver”), to the Fourth Amended and Restated Credit Agreement, dated as of July 14, 2011 (as heretofore amended and as may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Rent-A-Center, Inc. (the “Borrower”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower intends, subject to approval by the Borrower’s board of directors, to declare on March 6, 2014 a cash dividend on the common stock of the Borrower, par value $0.01 per share (“Common Stock”), and to subsequently pay such dividend to the applicable holders of such Common Stock, in each case, in an aggregate amount not to exceed $15,000,000 (collectively, the “Dividend Payment”);

WHEREAS, in connection with the foregoing, the Borrower has requested that the Lenders waive compliance as set forth herein with the proviso set forth in Section 7.6(b) of the Credit Agreement; and

WHEREAS, in connection with the foregoing, the Lenders are willing to grant the waiver.

NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

1.     Defined Terms.  Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as therein defined.

2.     Waiver.  Effective as of the Waiver Effective Date (as defined below), the Lenders party hereto (which constitute the Required Lenders) hereby waive compliance with the proviso set forth in Section 7.6(b) of the Credit Agreement solely in connection with the Dividend Payment (it being understood and agreed that the amount of such Dividend Payment paid to the applicable holders of the Common Stock shall be included in determining compliance with any Restricted Payment that is made (a) at any time after the Dividend Payment is so paid and (b) pursuant to the proviso set forth in Section 7.6(b) of the Credit Agreement).

3.     Representations and Warranties.  The Borrower hereby represents that as of the Waiver Effective Date (a) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects as if made on and as of such date (it being understood and agreed that any representation or warranty that by its terms is made as of a specific date shall be required to be true and correct in all material respects only as of such specified date), and (b) no Default or Event of Default has occurred and is continuing, in each case, after giving effect to the waiver contemplated herein.

4.     Effectiveness of Waiver.  The waiver provided in Section 2 above shall become effective on and as of the date (such date the “Waiver Effective Date”) that the Administrative Agent shall have received counterparts to this Waiver duly executed by the Borrower, the Administrative Agent, and the Required Lenders.

5.     Expenses.  The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Waiver, including, without limitation, the reasonable fees and disbursements of one outside counsel to the Administrative Agent.

6.     Effect.  Except as expressly waived hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended, unmodified and not waived and shall continue to be in full force and effect.  The Borrower and the other parties hereto acknowledge and agree that this Waiver shall constitute a Loan Document.  This Waiver shall not constitute an amendment or waiver of any provision of the Credit Agreement or any other Loan Document not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders or any Agent.

7.     Counterparts.  This Waiver may be executed by one or more of the parties to this Waiver on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Waiver by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by a combination of such means, shall be effective as delivery of a manually executed counterpart hereof

8.     GOVERNING LAW.  THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

RENT-A-CENTER, INC.

By	/s/ Mike Wilding
Name:	Mike Wilding
Title:	Interim Chief Financial Officer

SIGNATURE PAGE TO THE WAIVER

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender

By	/s/ Greg T. Martin
Name:	Greg T. Martin
Title:	Authorized Officer

SIGNATURE PAGE TO THE WAIVER

AMEGY BANK NATIONAL ASSOCIATION, as
Lender

By	/s/ Daniel. L. Cox
Name:	Daniel. L. Cox
Title:	Senior Vice President

SIGNATURE PAGE TO THE WAIVER

BRANCH BANKING AND TRUST COMPANY, as
Lender

By	/s/ Janet L. Wheeler
Name:	Janet L. Wheeler
Title:	Vice President

SIGNATURE PAGE TO THE WAIVER

Bank of America, N.A., as Lender

By	/s/ David McCauley
Name:	David McCauley
Title:	Senior Vice President

SIGNATURE PAGE TO THE WAIVER

BOKF, N.A. dba Bank of Texas, as Lender

By	/s/ Amanda J. Austin
Name:	Amanda J. Austin
Title:	Vice President

SIGNATURE PAGE TO THE WAIVER

Citibank, N.A., as Lender

By	/s/ David C. Hauglid
Name:	David C. Hauglid
Title:	Senior Vice President

SIGNATURE PAGE TO THE WAIVER

COMPASS BANK dba BBVA COMPASS, as Lender

By	/s/ Ramon Garcia
Name:	Ramon Garcia
Title:	Director

SIGNATURE PAGE TO THE WAIVER

Fifth Third Bank, as Lender

By	/s/ Matthew Lewis
Name:	Matthew Lewis
Title:	Vice President

SIGNATURE PAGE TO THE WAIVER

INTRUST Bank, N.A., as Lender

By	/s/ Roger G. Eastwood
Name:	Roger G. Eastwood
Title:	Division Director

SIGNATURE PAGE TO THE WAIVER

ROYAL BANK OF CANADA, as Lender

By	/s/ Jennifer Lee-You
Name:	Jennifer Lee-You
Title:	Attorney In Fact (New York)

SIGNATURE PAGE TO THE WAIVER

Union Bank, N.A., as Lender

By	/s/ Katie Cunningham
Name:	Katie Cunningham
Title:	Vice President

SIGNATURE PAGE TO THE WAIVER